WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

JORE CORPORATION
LOCKBOX ACCOUNT
4S000 HIGHWAY 93 SOUTH
ROMAN MT 59864
                                                                     Page 1 of 3

                                                      Account Number:513-0001216
                                                   Statement Start Date:04/01/02
                                                     Statement End Date:04/30/02
For Customer Assistance:
Call your Customer Service Officer or Clien= Services 1-800-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number                 Beginning Balance               Ending Balance

WellsOne Account
513-0001216                         0.00                              0.00

Credits
  Electronic Deposits/ Bank Credits

Effective       Posted
Date            Date            Amount          Transaction Detail
                Apr 01      136,101.06          Sears, Roebuck A EDI/Eftpmt 0203
                                                27 000364844 REF*TN*E72269\
                Apr O1        3,228.59          Sears, Roebuck A EDI/Eftpmt 0203
                                                29 000364844 REF*TN*E73014\
                Apr 02          661.35          Sears Canada Mer EDI/Eftpmt 0204
                                                01 266619 REF*1*20020401153008E
                Apr 04       29,490.12          Sears, Roebuck A EDI/Eftpmt 0203
                                                29 000364844 REF*TN*E73866\
                Apr 08      207,612.61          Lowe'S Companies Trade Pmt REF*
                                                CK*0079207\DTM*097*20020403\
                Apr 08      447,841.61          Sears, Roebuck A EDI/Eftpmt 0203
                                                03 000364844 REF*TN*E76071\
                Apr 08          567.89          Sears, Roebuck A EDI/Eftpmt 0204
                                                04 000364844 REF*TN*E77184\
                Apr 15      157,922.90          Sears, Roebuck A EDI/Eftpmt 0204
                                                10 000364844 REF*TN*E80122\
                Apr 15       80,334.94          Lowe'S Companies Trade Pmt REF*
                                                CK*0079527\DTM*097*20020408\
                Apr 15       95,986.78          Lowe's Companies Trade Pmt REF*
                                                CK*0079840\DTM*097*20020410\
                Apr 22       28,656.28          Lowe's Companies Trade Pmt REF*
                                                CK*0080400\DTM*097*20020417\
                Apr 22       74,384.50          Lowe's Companies Trade Pmt REF*
                                                CK*0080273\DTM*097*20020416\
Continued on next page

JORE CORPORATION
LOCKBOX ACCOUNT
                                                                     Page 2 of 3
Electronic Deposits/ Bank Credits

Effective       Posted
Date            Date            Amount          Transaction Detail
                Apr 23      12,041.62           Sears Canada Mer EDI/Eftpmt 0204
                                                22 266619 REF*1*20020422153010E
                Apr 25       8,854.88           Sears Canada Mer EDI/Eftpmt 0204
                                                24 266619 REF*1*20020424153008E
                Apr 29     130,188.48           Sears, Roebuck A EDI/Eftpmt 0204
                                                25 000364844 REF*TN*E88840\
                Apr 29   1,047,388.26           Lowe's Companies Trade Pmt REF*
                                                CK*0081073\DTM*097*20020424\
                Apr 29      90,753.90           Lowe's Companies Trade Pmt REF*
                                                CK*0080922\DTM*097*20020423\
                Apr 29         244.16           Sears Canada Mer EDI/Eftpmt 0204
                                                26 266619 REF*1*20020426153007E


                         2,552,259.93           Total Electronic Deposits/Bank
                                                Credits
                         2,552,259.93           Total Credits

Debits
  Electronic Debits/ Bank Debits

Effective       Posted
Date            Date            Amount          Transaction Detail
                Apr 01      139,329.65          WT Seq#34941 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02040112041482 Trn
                                                #020401034941 Rfb#020910215
                Apr 02          661.35          WT Seq#19800 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02040209564888 Trn
                                                #020402019800 Rfb#020920034
                Apr 04       29,490.12          WT Seq#18925 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02040409434897 Trn
                                                #020404018925 Rfb#020940034
                Apr 08      656,022.11          WT Seq#16486 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02040809245412 Trn
                                                #020408016486 Rfb#020980019
                Apr 15      334,244.62          WT Seq#34647 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02041511582834 Trn
                                                #020415034647 Rfb#021050295
                Apr 22      103,040.78          WT Seq#21969 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02042210244410 Trn
                                                #020422021969 Rfb#021120104
                Apr 23       12,041.62          WT Seq#27432 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02042311471146 Trn
                                                #020423027432 Rfb#021130040
                Apr 25        8,854.88          WT Seq#35822 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02042512391073 Trn
                                                #020425035822 Rfb#021150110
                Apr 29    1,212,611.81          Rm-Scott Manookin; Dm-Vicki
                                                Perkins; approval for wire debit
                                                to Ronan State Bank
                Apr 29       55,962.99          Rm-Scott Manookin; Dm-Vicki
                                                Perkins; approval of transfer of
                                                funds to DDA#5130-001935

                          2,552,259.93          Total Electronic Debits/Bank
                                                Debits
                          2,552,259.93          Total Debits

Continued on next page

JORE CORPORATION
LOCKBOX ACCOUNT
                                                                     Page 3 of 3

Daily Ledger Balance Summary

Date                          Balance      Date                        Balance
Mar 31                           0.00      Apr 08                         0.00
Apr 01                           0.00      Apr 15                         0.00
Apr 02                           0.00      Apr 22                         0.0O
Apr 04                           0.00      Apr 23                         0.00
Apr 25                           0.00      Apr 29                         0.00

    Average Daily Ledger Balance                                          0.00


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